EXHIBIT (a)(1)(B)

Letter of Transmittal
To Tender Shares of Common Stock
of
Thomasville Bancshares, Inc.
at
$20.00 Per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
EASTERN TIME, ON FRIDAY, OCTOBER 25, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

SunTrust Bank

By U.S. Mail, Overnight Delivery or Hand:	By U.S. Mail:
SunTrust Bank	SunTrust Bank
Stock Transfer Department	Stock Transfer Department
58 Edgewood Avenue	P.O. Box 4625
Room 225, Annex	Atlanta, Georgia 30302
Atlanta, Georgia 30303

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. For assistance completing this letter, please call the Depositary at 1-800-568-3476.

DESCRIPTION OF SHARES TENDERED

Certificate(s) and Shares Tendered (Attach additional list, if necessary)

Names and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s)	Certificate Number(s)*	Total Number of Shares Evidenced by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by shareholders delivering shares by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL ON PAGE 6 AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED HEREIN.

     This Letter of Transmittal is to be used only:

—	if you desire to effect the tender transaction yourself;

—	if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and your shares of common stock of Thomasville Bancshares, Inc. are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee; or

—	by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner.

     A properly completed and duly executed Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), any certificates representing shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address printed above and must be received by the Depositary prior to 5:00 p.m., Eastern Time, on October 25, 2002, or such later time and date to which the offer is extended.

     Shareholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the expiration date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     Delivery of the Letter of Transmittal and the other required documents to the Depository Trust Company (“DTC”) does not constitute delivery to the Depositary.

PLEASE READ THE INSTRUCTIONS SET FORTH
IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Thomasville Bancshares, Inc., a Georgia corporation, the above-described shares, par value $1.00 per share, of Thomasville Bancshares, at a price of $20.00 per share, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 6, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the “Offer.”

     Subject to and effective upon acceptance for payment of the shares tendered with this Letter of Transmittal in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Thomasville Bancshares all right, title and interest in and to all the shares tendered hereby, or orders the registration of such shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the Offer, SunTrust Bank (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

—	deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Thomasville Bancshares, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such shares;

—	present certificates for such shares for cancellation and transfer of such shares on Thomasville Bancshares’ books; and

—	receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that:

—	the undersigned “owns” the shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the shares tendered hereby;

—	the tender of shares by the undersigned complies with Rule 14e-4;

—	when and to the extent Thomasville Bancshares accepts the shares for purchase, Thomasville Bancshares will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

—	on request, the undersigned will execute and deliver any additional documents the Depositary or Thomasville Bancshares deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

—	the undersigned has read and agrees to all the terms of the Offer.

     The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at $20.00 per share (or such other price that may be set forth in an amendment to the Offer), without interest, upon the terms and subject to the conditions of the Offer, including the proration provision of the Offer and that Thomasville Bancshares will return all other shares, including shares not purchased because of proration.

     The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Thomasville Bancshares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Thomasville Bancshares may terminate or amend the Offer or may not be required to accept for payment any of the shares tendered with this Letter of Transmittal or may accept for payment, pro rata with shares tendered by other shareholders, fewer than all the shares tendered with this Letter of Transmittal.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate purchase price and/or return or issue the certificate(s) evidencing any shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price and/or the certificate(s) evidencing any shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the aggregate purchase price and/or issue or return the certificate(s) evidencing any shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of shares, please credit the account maintained at DTC with any shares not accepted for payment. The undersigned recognizes that Thomasville Bancshares has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name(s) of the registered holder(s) thereof if Thomasville Bancshares does not accept for payment any of the shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

     To be completed ONLY if the check for the purchase price of shares purchased and certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Stock Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 on page 7)

Account
Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

     To be completed ONLY if the check for the purchase price of shares purchased and certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail Check and Stock Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 on page 7)

ODD LOTS
(See Instruction 11)

This section is to be completed ONLY if shares are being tendered by or on behalf of a person who owned beneficially, as of the close of business on September 6, 2002, and will own beneficially as of the expiration date, an aggregate of fewer than 100 shares.

The undersigned either (check one box):

☐	owned beneficially, as of the close of business on September 6, 2002, and will continue to own beneficially as of the expiration date, an aggregate of fewer than 100 shares, all of which are being tendered, or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on September 6, 2002, and will own beneficially as of the expiration date, an aggregate of fewer than 100 shares, and is tendering all of such shares.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF DELIVERY IS BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

DTC Account Number:

Transaction Code Number:

IMPORTANT

SHAREHOLDERS: SIGN HERE AND COMPLETE ACCOMPANYING FORM W-9

Signature(s) of Holder(s)

Dated:	, 2002

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

Please Print

Capacity (full title):

Address:

Include Zip Code

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

(See Substitute Form W-9 on page 7)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER’S NAME:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 –– Taxpayer Identification Number –– For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see “Obtaining a Number” in the enclosed Guidelines.) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number or Employer Identification Number (If awaiting TIN write “Applied For”)

Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2–For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Certification: Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions–You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

SIGNATURE

	DATE	, 2002

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:	Date:

IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for purchase is required by law to provide the Depositary with such shareholder’s correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such shareholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is his or her social security number. If a shareholder fails to provide a correct TIN to the Depositary, such shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 30% percent.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must generally submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     If backup withholding applies and “Applied for” is written in Part I of the Substitute Form W-9 and the shareholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will retain 30% of any payment of the purchase price for tendered shares during the 60-day period following the date of the Substitute Form W-9. If a shareholder’s TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such shareholder. If a shareholder’s TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 30% of any payment of the purchase price for the tendered shares made to such shareholder thereafter unless such shareholder furnishes a TIN to the Depositary prior to such payment.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made to a shareholder whose tendered shares are accepted for purchase for shareholders other than foreign persons who provide an appropriate Form W-8BEN, the shareholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the shareholder’s correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding; (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. The shareholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

What Number to Give the Depositary

     The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the tendered shares. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

INSTRUCTIONS

     1.     Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of the Medallion Signature Guarantee Program, or by any other “eligible guarantor institution,” as such term is defined in Rule l7Ad-l5 under the Securities Exchange Act of 1934, as amended (“Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of the DTC’s systems whose name appears on a security position listing as the owner of the shares) of shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2.     Delivery of Letter of Transmittal and Stock Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of “The Offer” of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the expiration date (as defined in the Offer to Purchase).

     Shareholders whose stock certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the expiration date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of “The Offer” of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Thomasville Bancshares must be received by the Depositary prior to the expiration date; and (c) certificates for all tendered shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such shares), as well as a Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery.

     A properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof with original signature(s)) must accompany each such delivery of stock certificates to the Depositary.

     The method of delivery of stock certificates and all other required documents, including delivery through DTC, is at the election and risk of the tendering shareholder. Delivery of all such documents will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If such delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with Return Receipt Requested. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile copy thereof with original signature(s)), waive any right to receive any notice of the acceptance of their shares for payment.

     3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4.     Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the shares evidenced by any certificate submitted are to be tendered, fill in the number of shares which are to be tendered in the box titled “Number of Shares Tendered.” In such cases, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5.     Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile copies thereof containing original signatures) as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Thomasville Bancshares of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6.     Stock Transfer Taxes. Thomasville Bancshares will pay any stock transfer taxes with respect to the transfer and sale of shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as otherwise provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the stock certificates representing shares tendered hereby.

     7.     Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8.     Waiver of Conditions. The conditions of the offer may be waived, in whole or in part, by Thomasville Bancshares, in its sole discretion, at any time and from time to time, in the case of any shares tendered. See Section 6 of the Offer to Purchase — “Certain Conditions to the Offer.”

     9.     Lost, Destroyed or Stolen Certificates. If any stock certificate(s) have been lost, destroyed or stolen, the shareholder should promptly contact the Depositary at 1-800-568-3476 for instructions as to the procedures for replacing the certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

     10.     Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Depositary at its address or telephone number set forth on the first page of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Depositary or from brokers, dealers, commercial banks or trust companies.

     11.     Odd Lots. As described in Section 1 and Section 2 of the Offer to Purchase, if fewer than all shares validly tendered at and not withdrawn before the expiration date are to be purchased, the shares purchased first will consist of all shares tendered by any shareholder who owned beneficially, as of the close of business on September 6, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares and who validly tendered all such shares. Partial tenders of shares will not qualify for this preference, and this preference will not be available unless the box captioned “Odd Lots” in this Letter of Transmittal, if any, is completed.

     12.     Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and to 30% federal income tax withholding on the payment of the purchase price of all shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. Each foreign shareholder must complete and submit Form W-8BEN in order to be exempt from the 30% federal income tax backup withholding due on payments with respect to the shares.

     Important: This Letter of Transmittal (or a facsimile copy thereof containing original signature(s)) or an Agent’s Message, together with stock certificates or Book-Entry Confirmation or a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents must be received by the Depositary on or prior to the expiration date.

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Depositary as set forth below:

SunTrust Bank
Stock Transfer Department
58 Edgewood Avenue
Room 225, Annex
Atlanta, Georgia 30303
1-800-568-3476

September 6, 2002